EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Eldorado Artesian Springs,  Inc.
     (the "Company") on Form 10-QSB for the period ending June 30, 2004 as filed with  the  Securities  and  Exchange  Commission  on the date  hereof  (the
     "Report") I, Cathleen  Shoenfeld,  Chief Financial  Officer of the Company,
     certify, pursuant to 18 USC SS. 1350, as adopted pursuant to SS. 906 of the
     Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

     (1)  The Report fully  complies with the  requirements  of Section 13(a) or
          15(d) of the Securities Exchange Act of 1934; and

     (2)  The  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Company.

/s/ Cathleen Shoenfeld
----------------------
Chief Financial Officer

Dated: August 16, 2004